   Exhibit 31.1

CERTIFICATION

I, Eugene Larabie, President and Chief Executive Officer of Palomine Mining Inc., certify that:

1.   I have reviewed this annual report on Form 10-KSB of Palomine Mining

     Inc.;

2.   Based on my knowledge, this report does not contain any

     untrue statement of material fact or omit to state a material fact necessary to make the statements made, in light of the

     circumstances under which such statements were made, not

     misleading with respect to the period covered by annual report;

3.   Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and

     procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-

     15(e))  and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

     a)   designed such disclosure controls and procedures, or caused such disclosure control and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries,

          is made known to us by others within those entities,

          particularly during the period in which this report is being prepared;

     b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable

          assurance regarding the reliability of financial reporting and the preparation of financial statements for external

          purposes in accordance with generally accepted accounting

          principles;

     c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our

          conclusions about the effectiveness of the disclosure

          controls and procedures, as of the end of the period covered by this report based on such evaluation;

     d)   disclosed in this report any change in the registrant’s

          internal control over financial reporting that occurred

          during the registrant’s most recent fiscal quarter (the

          registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.  The registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

 a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process summarize and report financial information; and

 b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting

Date:  May •. 2007

/s/ Eugene Larabie

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Eugene Larabie, President and C.E.O.

(Principal Executive Officer)